SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 13, 2012

KEYUAN PETROCHEMICALS, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-124837	45-0538522
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Qingshi Industrial Park
Ningbo Economic & Technological Development Zone
Ningbo, Zhejiang Province
P.R. China 315803
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(86) 574-8623-2955
 (ISSUER TELEPHONE NUMBER)

Silver Pearl Enterprises, Inc.
1541 E. Interstate 30
Rockwall, Texas 75087
 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

–––––––––––––––– Copies to: Hunter Taubman Weiss LLP 17 State Street, Floor 20 New York, NY 10004 Tel: 212-732-7184
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-Corporate Governance and Management

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 13, 2012, we reached agreement with Messrs. Gerry Goldberg and Michael Rosenberg (the “Independent Directors”) to amend their Independent Director Agreements, both dated August 1, 2011 (the “Original Agreements”). According to the Amendments, effective July 1, 2012, the monthly fees payable to Mr. Goldberg and Mr. Rosenberg shall be $3,000 and $2,000,  respectively. In the event that the Company’s shares are uplisted to a higher exchange in the U.S. capital market, the Company and the Independent Directors shall renegotiate to increase the fees. In the event that the Company engages in a going private transaction, Mr. Goldberg and Mr. Rosenberg are entitled to receive additional fee of $3,000 and $2,000, respectively, payable upon the closing of the transaction of going private. Other than as specifically set forth therein, the terms of the Original Agreements shall remain in full force and effect.

Copies of the two amendments are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 5.07: Submission of Matters to a Vote of Security Holders

On June 14, 2012, we held an annual shareholder meeting for the fiscal year ended December 31, 2011. A total of 51,612,460 shares were voted in person or by proxy, representing 89.53% of the shares entitled to be voted. All of our directors, specifically Messrs. Chunfeng Tao, Gerry Goldberg, Michael Rosenberg, Dishen Shen and Xin Yue, were re-elected at the meeting. Furthermore, the re-appointment of GHP Horwath, P.C. as our independent accountants to audit our financial statements as of December 31, 2012 and for the fiscal year then ending was approved and ratified.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On June 14, 2012, we reported to the shareholders the financial results of our fiscal year ended December 31, 2011 and the first quarter of fiscal 2012 ended March 31, 2012 on a conference all following the annual shareholders meeting. A copy of the script for the conference call is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01:  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.Description

10.1	Amendment to Independent Director Agreement between Gerry Goldberg and Keyuan Petrochemicals, Inc., dated June 13, 2012
10.2	Amendment to Independent Director Agreement between Michael Rosenberg and Keyuan Petrochemicals, Inc., dated June 13, 2012
99.1	Script of Conference Call on June 14, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keyuan Petrochemicals, Inc.

Date: June 15, 2012	By:	Chunfeng Tao
Name: Chunfeng Tao
Title: Chief Executive Officer